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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of earliest event reported: January 20, 2005

                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)


    British Columbia, Canada                000-17082                           N/A
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(State or Other Jurisdiction of       (Commission File Number)           (I.R.S. Employer
        Incorporation)                                                  Identification No.)
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             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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               (Address of Principal Executive Offices) (Zip Code)

                                 (604) 707-7000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 20, 2005, QLT Inc. reported that its alliance partner, Novartis, announced global Visudyne(R) (verteporfin) sales of approximately US$124 million for the quarter and US$448 million for the year ended December 31, 2004. The full text of the press release announcing such results is attached hereto as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section
18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


ITEM 9.01  FINANCIAL STATEMENTS & EXHIBITS

     c) EXHIBITS

     Pursuant to the rules and regulations of the Securities and Exchange
Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

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
Number            Description
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
99.1        Press Release dated January 20, 2005 (Visudyne Sales for Q4 and FY 2004)
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           QLT INC.
                           (Registrant)


                           By: /s/ Michael J. Doty
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                               Michael J. Doty
                               Senior Vice President and Chief Financial Officer


Dated: January 20, 2005